PAGE>
                                                                    EXHIBIT 99.1


Banc of America Securities [GRAPHIC OMITTED]


--------------------------------------------------------------------------------
RMBS New Issue Term Sheet

$267,119,000 Certificates (approximate)

Asset-Backed Certificates, Series 2002-WF2
Offered Classes: A-1, A-2, AIO, M-1, M-2, M-3, M-4 & B

Asset Backed Funding Corporation
Depositor

Wells Fargo Home Mortgage, Inc.
Originator and Master Servicer

The Murrayhill Company
Credit Risk Manager


September 9, 2002








Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFERED CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Expected         Expected
                  Expected                             Expected       Principal      Last Scheduled
                  Approx.      Interest   Principal    WAL (yrs)     Window (mos)     Distribution
   Class          Size (1)       Type        Type      Call/Mat        Call/Mat         Date (4)           Expected Ratings
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Fitch     Moodys      S&P
A-1               30,000,000    Fixed        SEN      0.42 / 0.42     1-9 / 1-9          3/25/12        AAA        Aaa       AAA
A-2(2)           195,508,000   Variable      SEN      1.73 / 1.73    9-24 / 9-24         9/25/04        AAA        Aaa       AAA
AIO(3)            Notional     Step Fxd       IO      2.50 / 2.50   30-30 / 30-30        3/25/05        AAA        Aaa       AAA
M-1               14,765,000   Floating      MEZ      4.54 / 4.97   39-77 / 39-136       3/25/32        AA+        Aa2       AA
M-2               13,423,000   Floating      MEZ      4.49 / 4.85   38-77 / 38-123       2/25/32         A         A2         A
M-3                8,054,000   Floating      MEZ      4.47 / 4.65   37-77 / 37-102      11/25/31        BBB       Baa2       BBB
M-4                3,356,000   Floating      MEZ      4.27 / 4.27   37-77 / 37-77        3/25/31        BBB-      Baa3       BBB-
B                  2,013,000   Floating      SUB      3.49 / 3.49   37-56 / 37-56       11/25/29        BBB-       Ba1       BBB-
------------------------------------------------------------------------------------------------------------------------------------

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The Class A-2 Certificates are subject to and shown to the Mandatory Auction Call (as described herein).
(3) Notional Schedules and coupons described on Page 3.
(4) The Expected Last Scheduled Distribution Date is the date the Certificate is paid in full assuming the Prepayment Assumption to Maturity.

--------------------------------------------------------------------------------
Structure:
----------
(1) After the Optional Termination Date, the margins on the Class A-2, Class M-1, Class M-2, Class M-3 and Class M-4 will equal 1.5x their original initial margins.
(2) It is expected that all classes, other than the Class AIO, will be subject to a Net WAC Cap as described herein.
(3) Class M-1, Class M-2, Class M-3, Class M-4 and Class B are not expected to receive principal payments prior to the Stepdown Date.
(4) The Class A-2 Certificates have a fixed rate coupon (the "Class A-2 Initial Fixed Coupon") for the first 24 months. The certificates are auctioned five business days prior to, and called on, the distribution date in 9/04.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------
Adjustable Rate            100% ARM PPC
Mortgage Loans
                           100% ARM PPC assumes that prepayments start at 4% CPR in month one (of collateral seasoning) increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.

Fixed Rate                 100% FRM PPC
Mortgage Loans
                           100% FRM PPC assumes that prepayments start at 4% CPR
                           in month one (of collateral seasoning) increase by
                           approximately 1.8181% each month to 24% CPR in month
                           twelve, and remain at 24% CPR thereafter.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                    [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             CLASS AIO DESCRIPTION
--------------------------------------------------------------------------------
The notional amount of Class AIO is equal to the lesser of (i) the sum of the aggregate principal balance of the Mortgage Loans and (ii) the following schedule:
                   Month            Coupon         Class AIO Notional Amount
                   -----            ------         -------------------------
                    1-10            6.00%                 26,846,000
                   11-20            4.50%                 26,846,000
                   21-30            2.50%                 26,846,000
                    31+             0.00%                      0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                            CONTACTS
--------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
Mortgage Backed Trading/Syndicate                       Tel: (704) 388-1597
---------------------------------
                                                        Fax: (704) 335-5904
Chris Hentemann                                         chris.c.hentemann@bankofamerica.com
Rob Karr                                                robert.h.karr@bankofamerica.com
David Nagle                                             david.w.nagle@bankofamerica.com
Jeff Willoughby                                         jeff.t.willoughby@bankofamerica.com

Global Structured Finance                               Fax: (704) 388-9668
-------------------------
Mary Rapoport                                           Tel: (704) 387-0998 mary.rapoport@bankofamerica.com
Jeff Hare                                               Tel: (704) 388-6840 jeff.hare@bankofamerica.com
Kirk Meyers                                             Tel: (704) 388-3148 kirk.b.meyers@bankofamerica.com
Florin Nedelciuc                                        Tel: (704) 388-4931 florin.nedelciuc@bankofamerica.com

Rating Agencies
---------------
Bruce Fabrikant - Moody's                               Tel: (212) 553-3609 bruce.fabrikant@moodys.com
Inga Smolyar - Fitch                                    Tel: (212) 908-0659 inga.smolyar@fitchratings.com
Scott Mason - S&P                                       Tel: (212) 438-2539 scott_mason@sandp.com
----------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                    [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------
Title of Securities:                    Asset Backed Funding Corporation
                                        Mortgage Loan Asset-Backed Certificates, Series 2002-WF2

Offered Certificates:                   Class A-1 and Class A-2 (together the "Class A Certificates"), Class AIO (together with the Class A Certificates, the "Senior Certificates"), Class M-1, Class M-2,
                                        Class M-3 and Class M-4 (the "Mezzanine Certificates"), and Class B Certificates
                                        (together with the Mezzanine Certificates, the "Subordinate Certificates")

Originator & Master Servicer:           Wells Fargo Home Mortgage, Inc.

Trustee:                                Wachovia Bank, National Association

Securities Administrator and Auction    Wells Fargo Bank Minnesota, N.A.
Administrator:

Credit Risk Manager:                    The Murrayhill Company

Rating Agencies:                        Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's"), and Standard and Poor's
                                        Ratings Services ("S&P")

Lead Manager & Bookrunner:              Banc of America Securities LLC

Co-managers:                            Countrywide Securities Corporation and Greenwich Capital Markets

Closing Date:                           On or about September 26, 2002

Accrued Interest:                       The price to be paid by investors for the Offered Certificates, other than the Class
                                        A-1 and Class AIO Certificates, will not include accrued interest (i.e., settle flat). The price to be paid by investors for the Class AIO and Class A-1 Certificates will include accrued interest from September 1, 2002 up to, but not including, the
                                        Closing Date (25 days).

Distribution Dates:                     The 25th of each month, or if such day is not a business day, the next succeeding business day, beginning on October 25, 2002.

Record Date:                            For any Distribution Date, (i) for the Class A-2, Class M-1, Class M-2, Class M-3,
                                        Class M-4 and Class B Certificates, the Business Day before the Distribution Date and
                                        (ii) for the Class A-1 and Class AIO Certificates, the last Business Day of the month preceding the month of the Distribution Date.

Statistical Cut-Off Date:               The close of business on September 1, 2002.

Cut-Off Date:                           The close of business on September 1, 2002.

Payment Delay:                          With respect to the Class A-2, Class M-1, Class M-2, Class M-3, Class M-4 and Class B
                                        Certificates, 0 days and with respect to the Class A-1 and Class AIO Certificates, 24 days.

Interest Accrual Period:                The Interest Accrual Period for each Distribution Date for all classes of Offered
                                        Certificates other than the Class A-1 and Class AIO Certificates is the period beginning on the previous Distribution Date (or on the Closing Date, in the case of the first Interest Accrual Period) and ending on the date before the current
                                        Distribution Date. The Interest Accrual Period for each Distribution Date for the
                                        Class A-1 and Class AIO
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                    [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------
                                        Certificates is the preceding calendar month.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                    [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Day Count:                              With respect to the Class M-1, Class M-2, Class M-3, Class M-4 and Class B
                                        Certificates, Actual/360 and with respect to the Class A-1, Class A-2 and Class AIO
                                        Certificates, 30/360.

Servicing Fees:                         Approximately 0.50% per annum, payable monthly, of the aggregate principal balance of the mortgage loans.

Securities Administration               Approximately 0.01% per annum, payable monthly, on the aggregate principal balance of
Fees:                                   the mortgage loans.

Credit Risk Manager Fees:               Approximately 0.0175% per annum, payable monthly, on the aggregate principal balance of the mortgage loans.

Optional Termination Date:              The first Distribution Date on which the aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-Off Date ("Cut-Off Date Principal Balance").

Denomination:                           $25,000 in original principal amount and integral multiples of $1 in excess thereof.


SMMEA Eligibility:                      Only the Class A-1, Class A-2, Class AIO and Class M-1 Certificates will be SMMEA eligible. The remaining Certificates will not be SMMEA eligible.

ERISA Eligibility:                      The Offered Certificates are expected to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the
                                        Department of Labor as long as (i) conditions of the exemption under the control of the investor are met, and (ii) the Offered Certificates remain in the four highest rating categories. In addition, a fiduciary of any employee benefit plan subject to
                                        ERISA or Section 4975 of the Code owning a beneficial interest in the Class A-2
                                        Certificates on or before the Auction Distribution Date will be deemed to represent that at least one of the "Investor Based Exemptions" applies. A fiduciary of any employee benefit plan subject to ERISA or Section 4975 of the Code should carefully review with its legal advisors whether the purchase of the certificates could give rise to a prohibited transaction.

Tax Status:                             The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Mortgage Loans:                           (i)   The collateral information presented in the term sheet regarding the Mortgage
                                                Loans is based on the mortgage loans as of the Statistical Cut-Off Date.


                                          (ii)  The Mortgage Loans will consist of 2,108 fixed and adjustable rate closed-end subprime mortgage loans, which accrue interest on an actuarial basis and are secured by 1st lien, fully amortizing and balloon mortgages on primarily 1-4 family properties with a Statistical Cut-Off Date Principal Balance of approximately $268,462,204. There will be approximately 507 fixed rate mortgage loans with an approximate balance of $62,343,780 and approximately
                                                1,601 adjustable rate mortgage loans with an approximate balance of
                                                $206,118,424.

                                          (iii) For collateral statistics please see the "Description of the Collateral"
                                                below.
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                    [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mandatory Auction Call:                 Five business days prior to the Distribution Date in September 2004 (such
                                        Distribution Date, the "Auction Distribution Date"), the Auction Administrator will auction the Class A-2 Certificates. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to the holders of the Class A-2
                                        Certificates on the Auction Distribution Date. These holders will be obligated to tender their Certificates to the Auction Administrator.

                                        The Swap Counterparty, pursuant to a Par Price Payment Agreement swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price or receive the positive excess, if any, of the Auction Price over the Par Price.

Swap Counterparty:                      Bank of America, N.A. ("BANA")

                                        The long-term debt obligations of BANA are rated "AA-" by S&P, "AA" by Fitch and
                                        "Aa1" by Moody's.

Auction Price:                          The price at which the Auction Administrator sells the Class A-2 Certificates

Par Price:                              With respect to the Class A-2 Certificates, the sum of (i) the principal balance of such Certificates, after reducing the principal balance by the related principal distributions and losses, if any, on the Auction Distribution Date and (ii) accrued interest on such certificates from the Distribution Date prior to the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution
                                        Date.

Monthly Servicer Advances:              The Master Servicer is required to advance scheduled principal and interest (net of the Servicing Fee) for any delinquent mortgage loan ("Advances"), but is not required to make any Advance that the Master Servicer deems to be non-recoverable. The
                                        Servicer will not be obligated to fund Interest Shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act and similar state laws.
                                        The Master Servicer will also make certain other advances for customary, reasonable and necessary "out-of-pocket" costs and expenses incurred by the Master Servicer in the performance of its servicing obligations ("Servicing Advances").

Prepayment Interest                     For any Distribution Date, with respect to any mortgage loan prepaid in full during a
Shortfall:                              prepayment period, the difference between the interest that would have been paid on the mortgage loan through the last day of the month in which the liquidation or prepayment occurred and interest actually received by the Master Servicer with respect to the mortgage loan, in each case net of the Servicing Fees.

Master Servicer Obligation              The Master Servicer will be obligated to pay, from its own funds, Prepayment Interest
for Prepayment Interest                 Shortfalls for any prepayment in full on a mortgage loan, but only to the extent of the
Shortfalls:                             Servicing Fee for the related due period.
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                    [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Trigger Event:                          A Trigger Event exists with respect to any Distribution Date on or after the Stepdown
                                        Date (i) if the 60+ day delinquency percentage (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 50% of the senior enhancement percentage for the Offered Certificates or (ii) if during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                                                   Distribution Dates                    Cumulative Realized Loss Percentage
                                                   ------------------                    -----------------------------------
                                              October 2005 - September 2006                             2.25%
                                              October 2006 - September 2007                             3.50%
                                              October 2007 - September 2008                             4.25%
                                              October 2008 - September 2009                             4.75%
                                                 October 2009 and after                                 5.00%

Cumulative Realized Loss                As of any Distribution Date, the quotient, expressed as a percentage, which is
Percentage:                             obtained by dividing (a) the total amount of Realized Losses incurred on the Mortgage
                                        Loans from and after the Cut-off Date by (b) the Cut-off Date Principal Balance.
------------------------------------------------------------------------------------------------------------------------------------






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                    [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------------------
Expected Credit Enhancement:            Credit enhancement for the structure is provided by (i) Excess Cashflow, (ii)
                                        overcollateralization and (iii) subordination.

                                        Certificate Credit Enhancement
                                        ------------------------------

                                        (1)   The Class A Certificates are enhanced by Excess Cashflow as well as by subordinate certificates and the Overcollateralization Amount, together initially approximately 16.00% of the Cut-off Date Principal Balance.

                                        (2)   The Class M-1 Certificate is enhanced by Excess Cashflow as well as by subordinate certificates and the Overcollateralization Amount, together initially approximately 10.50% of the Cut-off Date Principal Balance.

                                        (3)   The Class M-2 Certificate is enhanced by Excess Cashflow as well as by subordinate certificates and the Overcollateralization Amount, together initially approximately 5.50% of the Cut-off Date Principal Balance.

                                        (4)   The Class M-3 Certificate is enhanced by Excess Cashflow as well as by subordinate certificates and the Overcollateralization Amount, together initially approximately 2.50% of the Cut-off Date Principal Balance.

                                        (5)   The Class M-4 Certificate is enhanced by Excess Cashflow as well as by subordinate certificates and the Overcollateralization Amount, together initially approximately 1.25% of the Cut-off Date Principal Balance.

                                        (6)   The Class B Certificate is enhanced by Excess Cashflow as well as by the
                                              Overcollateralization Amount, or initially approximately 0.50% of the Cut-off
                                              Date Principal Balance.

Expected Credit Support                                         Initial Credit Support        Step-down Credit Support
Percentage:                                                     ----------------------        ------------------------
                                              Class                      Percent                        Percent
                                              -----                      -------                        -------
                                                A                         16.00%                         32.00%
                                               M-1                        10.50%                         21.00%
                                               M-2                         5.50%                         11.00%
                                               M-3                         2.50%                          5.00%
                                               M-4                         1.25%                          2.50%
                                                B                          0.50%                          1.00%

Expected                                Prior to the Stepdown Date, approximately 0.50% of the aggregate Cut-Off Date
Overcollateralization Target            Principal Balance. On or after the Stepdown Date, assuming a Trigger Event is not in
Amount:                                 effect, the greater of (x) 1.00% of the aggregate principal balance of the Mortgage
                                        Loans as of the last day of the related Due Period and (y) 0.50% of the aggregate
                                        Cut-Off Date Principal Balance. On or after the Stepdown Date if a Trigger Event is in effect, the Expected Overcollateralization Target Amount for the immediately preceding Distribution Date.

Overcollateralization:                  On any Distribution Date, collections on the Mortgage Loans in excess of the amount required to make interest and principal distributions on the Offered Certificates or to pay certain expenses of the trust will be applied first to cover certain shortfalls on the Senior Certificates, then to build or maintain the overcollateralization for the Offered Certificates to or at the Expected
                                        Overcollateralization Target Amount and finally, to cover certain shortfalls on the
                                        Subordinate Certificates.
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                    [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Overcollateralization                   On any Distribution Date, the Overcollateralization Amount equals the amount by which
Amount:                                 (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period exceeds (ii) the aggregate certificate principal balances of all classes of the Offered Certificates (after taking into account all principal distributions on such Distribution Date).

Overcollateralization                   As of any Distribution Date, the Overcollateralization Deficiency Amount is the
Deficiency Amount:                      excess, if Amount: any, of (a) the Expected Overcollateralization Target Amount for
                                        such Distribution Date over (b) the Overcollateralization Amount for such
                                        Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Basic Principal
                                        Distribution Amount (but not the Extra Principal Distribution Amount) on such
                                        Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

Overcollateralization Floor:            The Cut-Off Date Principal Balance multiplied by 0.50%.

Overcollateralization Release           The Overcollateralization Release Amount means, with respect to any Distribution
Amount:                                 Date, the lesser of (x) the aggregate Principal Remittance Amount for such
                                        Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Expected
                                        Overcollateralization Target Amount for such Distribution Date.

Available Funds:                        Available Funds will be equal to the sum of the following amounts with respect to the
                                        Mortgage Loans, net of amounts reimbursable therefrom to the Master Servicer,
                                        Trustee, and Securities Administrator: (i) the aggregate amount of monthly payments on the Mortgage Loans due on the related Due Date and received by the Master Servicer by the determination date, after deduction of the Securities Administration Fee for such Distribution Date, the Servicing Fee for such Distribution Date, the Credit Risk
                                        Manager Fees for such Distribution Date, and any accrued and unpaid Servicing Fees,
                                        Securities Administration Fees and Credit Risk Manager Fees in respect of any prior
                                        Distribution Dates, (ii) certain unscheduled payments in respect of the Mortgage
                                        Loans, including prepayments (but excluding prepayment charges), Insurance Proceeds,
                                        Net Liquidation Proceeds, any collections on REO properties, and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related
                                        Prepayment Period, and (iii) payments from the Master Servicer in connection with
                                        Advances and Prepayment Interest Shortfalls for such Distribution Date.

Excess Cashflow:                        For the Offered Certificates and for each Distribution Date is equal to the sum of
                                        (x) any Overcollateralization Release Amount and (y) the excess of the Available
                                        Funds over the sum of (i) the interest paid on the Offered Certificates on such
                                        Distribution Date and (ii) the Basic Principal Distribution Amount.

Subordination:                          If Excess Cashflow and overcollateralization are insufficient to cover losses on any
                                        Mortgage Loans, those losses will be applied in reduction of the class certificate balances of the Subordinate Certificates, in reverse order of seniority.
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                    [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Stepdown Date:                          The earlier to occur of (i) the Distribution Date on which the certificate principal balances of the Class A Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in October 2005 and (b) the first Distribution
                                        Date on which the Credit Enhancement Percentage is greater than or equal to 32.00%.
                                        The Credit Enhancement Percentage is obtained by dividing (x) the aggregate
                                        Certificate Principal Balance of the Subordinate Certificates and the
                                        Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage
                                        Loans as of the last day of the related collection period.
------------------------------------------------------------------------------------------------------------------------------------








Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

                               PASS THROUGH RATES

The Pass-Through Rate for each class of the Offered Certificates, other than the Senior Certificates, for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for the Class A-1 Certificates for any Distribution Date will be the lesser of (x) the fixed certificate coupon for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for the Class A-2 Certificates for the first 24 Distribution Dates will be the lesser of (x) the Class A-2 Initial Fixed Coupon and (y) the related Net WAC Rate for such Distribution Date and for each Distribution Date afterwards will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rates for the Class AIO Certificates are described on page 3.

Formula Rate:
The Formula Rate for any Distribution Date is the lesser of:

      (i) the sum of (a) LIBOR as determined for the related period and (b) the certificate margin for the applicable Class; and

      (ii) the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A-2, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates the related certificate margin will be 1.5 times their respective initial margins.

Adjusted Net Mortgage Rate:             The Adjusted Net Mortgage Rate for each Mortgage Loan is equal to the loan interest rate less the sum of (i) the Servicing Fee Rate (ii) the Securities
                                        Administration Fee Rate and (iii) the Credit Risk Manager Fee Rate.

Adjusted Net Maximum                    The Adjusted Net Maximum Mortgage Rate for each Mortgage Loan is equal to the
Mortgage Rate:                          maximum loan interest rate for that Mortgage Loan (or the loan interest rate in the case of any Fixed Rate Mortgage Loan) less the sum of (i) the Servicing Fee
                                        Rate, (ii) the Securities Administration Fee Rate and (iii) the Credit Risk
                                        Manager Fee Rate.

Maximum Cap Rate:

The Maximum Cap Rate is equal to (subject to an adjustment based on the actual number of days in the Interest Accrual Period, as it relates to the Offered Certificates, other than the Class A Certificates) the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans as of the beginning of the related Due Period, less, for the first 30 Distribution Dates, the Pass-Through Rate for the AIO Certificates adjusted by a fraction the numerator of which is the notional balance of the AIO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans.

Net WAC Rate:

The Offered Certificates, other than the AIO Certificates, will be subject to a Net WAC Pass-Through Rate equal to (subject to an adjustment based on the actual number of days in the Interest Accrual Period, as it relates to the Offered Certificates, other than the Class A Certificates) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans as of the beginning of the related Due Period less, for the first 30 Distribution Dates, the Pass-Through Rate for the AIO Certificates adjusted by a fraction the numerator of which is the notional balance of the AIO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

Net WAC Rate Carryover Amount:

If, on any Distribution Date the Pass-Through Rate for any class of the Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class for that Distribution Date is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------


                             INTEREST DISTRIBUTIONS


On each Distribution Date, the Interest Remittance Amount will be distributed from available funds in the following order of priority:

     (i) to the Senior Certificates, pro rata, Accrued Certificate Interest for such class for such Distribution Date;

     (ii) to the Senior Certificates, pro rata, any Unpaid Interest Shortfall Amount;

     (iii) to the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (iv) to the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (v) to the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (vi) to the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (vii) to the Class B Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (viii) any remainder as described under "Excess Cashflow".

--------------------------------------------------------------------------------

                            PRINCIPAL DISTRIBUTIONS

On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     (i) to the Class A-1 Certificates, until the certificate principal balance of that class is reduced to zero;

     (ii) to the Class A-2 Certificates, until the certificate principal balance of that class is reduced to zero;

     (iii) to the Class M-1 Certificates until the certificate principal balance of that class is reduced to zero;

     (iv) to the Class M-2 Certificates until the certificate principal balance of that class is reduced to zero;

     (v) to the Class M-3 Certificates until the certificate principal balance of that class is reduced to zero;

     (iv) to the Class M-4 Certificates until the certificate principal balance of that class is reduced to zero;

     (v) to the Class B Certificates until the certificate principal balance of that class is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------


On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     (i) to the Class A-1 Certificates, the Class A Principal Distribution Amount until the certificate principal balance of that class is reduced to zero;

     (ii) to the Class A-2 Certificates, the Class A Principal Distribution Amount (or the remainder thereof, on the date on which the Class A-1 Certificate principal balance is reduced to zero) until the certificate principal balance of that class is reduced to zero;

     (iii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance of that class is reduced to zero;

     (iv) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance of that class is reduced to zero;

     (v) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance of that class is reduced to zero;

     (vi) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance of that class is reduced to zero;

     (vii) to the Class B Certificates, the Class B Principal Distribution Amount until the certificate principal balance of that class is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

                                EXCESS CASHFLOW

On each Distribution Date, the Trust will generally apply any Excess Cashflow in the following order:

     (i) to pay the Extra Principal Distribution Amount in order to maintain or build the Overcollateralization Amount to the applicable Expected Overcollateralization Target Amount;

     (ii)   to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

     (iii)  to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

     (iv)   to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

     (v)    to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

     (vi)   to the Class M-3 Certificates any Unpaid Interest Shortfall Amount;

     (vii)  to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

     (viii) to the Class M-4 Certificates any Unpaid Interest Shortfall Amount;

     (ix)   to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

     (x)    to the Class B Certificates, any Unpaid Interest Shortfall Amount;

     (xi)   to the Class B Certificates, any Allocated Realized Loss Amounts;

     (xii) to pay the Net WAC Rate Carryover Amount, if any, to the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class B Certificates, in that order, in each case until such amount is paid in full for such class; and

     (xiii) any remaining amounts to the certificates that are not offered.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

                                  DEFINITIONS

Determination Date:                     With respect to any Distribution Date, the 18th day of the calendar month in which such Distribution Date occurs, or, if such 18th day is not a business day, the business day immediately following such 18th day.

Accrued Certificate Interest:           Accrued Certificate Interest for each class of Offered Certificates and for each
                                        Distribution Date means an amount equal to the interest accrued during the related Interest Accrual Period on the certificate principal balance of such class of Certificates (or the notional principal amount, in the case of the AIO
                                        Certificates), minus each class's Interest Percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Unpaid Interest Shortfall               The Unpaid Interest Shortfall Amount means (i) for each class of Offered
Amount:                                 Certificates and the first Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first
                                        Distribution Date, the sum of (a) the amount, if any, by which (1) the sum of
                                        (A) Accrued Certificate Interest for such class for the immediately preceding
                                        Distribution Date and (B) the outstanding Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (2) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus (b) interest on the amount of such excess at the Formula Rate for such class for the related Interest Accrual Period.


Allocated Realized Loss                 An Allocated Realized Loss Amount with respect to any class of the Subordinate
Amount:                                 Certificates and any Distribution Date is an amount equal to the sum of any
                                        Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

Realized Losses:                        Realized Loss means, with respect to any defaulted Mortgage Loan that is liquidated, the portion of the principal balance remaining unpaid after application of all liquidation proceeds and insurance proceeds net of amounts reimbursable to the Master Servicer for related Advances, Servicing Advances and
                                        Servicing Fees in respect of such Mortgage Loan. A Realized Loss may also result
                                        (a) from the personal bankruptcy of a mortgagor to the extent the bankruptcy court reduces the principal balance of the Mortgage Loan or (b) from a modification of a Mortgage Loan permitted by the Master Servicer (which the
                                        Master Servicer may permit only if the Mortgage Loan is in default or if its default is reasonably foreseeable), to the extent the modification reduces the principal balance of the Mortgage Loan.

                                        All Realized Losses on the Mortgage Loans will be allocated on each Distribution
                                        Date, first to the Excess Cashflow, second in reduction of the
                                        Overcollateralization Amount, third to the Class B Certificates, fourth Class
                                        M-4 Certificates, fifth to the Class M-3 Certificates, sixth to the Class M-2
                                        Certificates and seventh to the Class M-1 Certificates. An allocation of any
                                        Realized Losses to Subordinate Certificates on any Distribution Date will be made by reducing the certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized
                                        Losses will not be allocated to the Class A Certificates or to the AIO
                                        Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class
                                        A Certificates all interest and principal amounts to which such Certificates are then entitled or enough interest on the Mortgage Loans to pay the AIO
                                        Certificates all interest amounts to which such Certificates are then entitled.

Basic Principal Distribution            The Basic Principal Distribution Amount means with respect to any Distribution
Amount:                                 Date the excess of (i) the Principal Remittance Amount for such Distribution
                                        Date over (ii) the Overcollateralization Release Amount, if any, for such
                                        Distribution Date.

Interest Remittance Amount:             The Interest Remittance Amount with respect to any Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans.

Principal Distribution                  The Principal Distribution Amount with respect to any Distribution Date is the
Amount:                                 sum of (i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date, if any.

Principal Remittance                    The Principal Remittance Amount means with respect to any Distribution Date, the
Amount:                                 sum of (i) all scheduled payments of principal collected or advanced on the
                                        Mortgage Loans by the Master Servicer that were due during the related Due
                                        Period, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Master Servicer during the related
                                        Prepayment Period, (iii) the principal portion of all related Net Liquidation
                                        Proceeds and Insurance Proceeds received during such Prepayment Period with respect to the Mortgage Loans, (iv) for any repurchased Mortgage Loan, that portion of the purchase price that is allocable to principal of such repurchased
                                        Mortgage Loan deposited to the Collection Account during the related Prepayment
                                        Period, (v) the principal portion of any related substitution adjustments deposited in the Collection Account on or prior to the related Determination
                                        Date with respect to the Mortgage Loans, and (vi) on the Distribution Date on
                                        which the Trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price allocable to principal with respect to the Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

Extra Principal Distribution            The Extra Principal Distribution Amount with respect to any Distribution Date is
Amount:                                 the lesser of (x) the Excess Cashflow for such Distribution Date and (y) the
                                        Overcollateralization Deficiency Amount for such Distribution Date.

Class A Principal                       The Class A Principal Distribution Amount for any Distribution Date is an amount
Distribution Amount:                    equal to the excess of (x) the certificate principal balance of the Class A
                                        Certificates immediately prior to such Distribution Date over (y) the lesser of
                                        (A) the product of (i) approximately 68.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                        (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the product of (x) 0.50% and (y) the Cut-off Date
                                        Principal Balance.

Class M-1 Principal                     The Class M-1 Principal Distribution Amount for any Distribution Date is an
Distribution Amount:                    amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the payment of the Class
                                        A Principal Distribution Amount on that Distribution Date) and the Class M-1
                                        Certificates immediately prior to such Distribution Date over (y) the lesser of
                                        (A) the product of (i) approximately 79.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                        (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the product of (x) 0.50% and (y) the Cut-off Date
                                        Principal Balance.

Class M-2 Principal                     The Class M-2 Principal Distribution Amount for any Distribution Date is an
Distribution Amount:                    amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the payment of the Class
                                        A Principal Distribution Amount on that Distribution Date), the Class M-1
                                        Certificates (after taking into account the payment of the Class M-1 Principal
                                        Distribution Amount on that Distribution Date) and the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the product of (x) 0.50% and (y) the Cut-off Date
                                        Principal Balance.

Class M-3 Principal                     The Class M-3 Principal Distribution Amount for any Distribution Date is an
Distribution Amount:                    amount equal to the excess of (x) the sum of the certificate principal balance of the Class A Certificates (after taking into account the payment of the Class
                                        A Principal Distribution Amount on that Distribution Date), the Class M-1
                                        Certificates (after taking into account the payment of the Class M-1 Principal
                                        Distribution Amount on that Distribution Date), the Class M-2 Certificates
                                        (after taking into account the payment of the Class M-2 Principal Distribution
                                        Amount on that Distribution Date) and the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                                        approximately 95.00% and (ii) the aggregate principal balance of the Mortgage
                                        Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                        Period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal
                                        Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

Class M-4 Principal                     The Class M-4 Principal Distribution Amount for any Distribution Date is an
Distribution Amount:                    amount equal to the excess of (x) the sum of the certificate principal balance of the Class A Certificates (after taking into account the payment of the Class
                                        A Principal Distribution Amount on that Distribution Date), the Class M-1
                                        Certificates (after taking into account the payment of the Class M-1 Principal
                                        Distribution Amount on that Distribution Date), the Class M-2 Certificates
                                        (after taking into account the payment of the Class M-2 Principal Distribution
                                        Amount on that Distribution Date), the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on that
                                        Distribution Date) and the Class M-4 Certificates immediately prior to such
                                        Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                        97.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.


Class B Principal                       The Class B Principal Distribution Amount for any Distribution Date is an amount
Distribution Amount:                    equal to the excess of (x) the sum of the certificate principal balance of the
                                        Class A Certificates (after taking into account the payment of the Class A
                                        Principal Distribution Amount on that Distribution Date), the Class M-1
                                        Certificates (after taking into account the payment of the Class M-1 Principal
                                        Distribution Amount on that Distribution Date), the Class M-2 Certificates
                                        (after taking into account the payment of the Class M-2 Principal Distribution
                                        Amount on that Distribution Date), the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on that
                                        Distribution Date), the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on that Distribution
                                        Date) and the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, minus the product of (x) 0.50% and
                                        (y) the Cut-off Date Principal Balance.

Interest Percentage:                    For any class of Offered Certificates and any Distribution Date, the ratio of the Accrued Certificate Interest for that class to the sum of the Accrued
                                        Certificate Interest amounts for all classes of Offered Certificates for that
                                        Distribution Date.

Due Period:                             With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of such Distribution Date.

Prepayment Period:                      With respect to any Distribution Date, the calendar month preceding the month of such Distribution Date.



Net Liquidation Proceeds:               For any Mortgage Loan or related REO property that has been liquidated, the related liquidation proceeds net of Advances, Servicing Advances, Servicing
                                        Fees, Securities Administration Fees, Credit Risk Manager Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or property.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

Insurance Proceeds:                     Proceeds of any title policy, hazard policy or other insurance policy covering a
                                        Mortgage Loan or the related mortgaged property, to the extent such funds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account, subject to the terms of the related mortgage note and mortgage.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

Summary                                                                       Total               Minimum                  Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Mortgage Loan Principal Balance            $268,462,204.72            $10,690.35              $584,317.81
Number of Loans                                                               2,108
Average Original Loan Balance                                           $127,713.15
Average Statistical Cut-Off Date Loan Balance                           $127,353.99
Weighted Average Original LTV                                                78.29%                12.83%                   95.00%
Weighted Average Gross Coupon                                                8.981%                5.750%                  14.000%
Weighted Average Remaining Term to Maturity (months)                            338                   175                      358
Weighted Average FICO Score                                                     615                   441                      837
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Percent of Statistical
                                                                                                           Cut-Off Date
                                                       Range                                            Principal Balance
                                                       -----                                          -----------------------
         Product Type                                  Fixed Rate                                             23.22%
                                                       Adjustable Rate                                        76.78%

         Amortization Type                             Fully Amortizing Mortgage Loans                        92.68%
                                                       Balloon Mortgage Loans                                  7.32%

         Lien Position                                 First                                                 100.00%
                                                       Second                                                  0.00%

         Occupancy Status                              Owner-Occupied                                         97.35%
                                                       Non Owner-Occupied                                      1.88%
                                                       Second Home                                             0.76%

         Property Type                                 Single Family                                          89.42%
                                                       Condominium                                             3.94%
                                                       Two- to Four-Family                                     3.83%
                                                       Planned Unit Development                                2.34%
                                                       Manufactured Housing                                    0.47%

         Borrower Paid Mortgage Insurance                                                                     37.94%

         Geographic Distribution                       California                                             23.71%
                                                       Colorado                                                5.41%
                                                       Minnesota                                               5.21%
                                                       Texas                                                   4.50%
                                                       Florida                                                 4.31%
                                                       All Other States                                       56.86%

         Number of States (including DC)               50

         Largest Zip Code Concentration                95758                                                   0.50%

         Loans with Prepayment Penalties                                                                      94.10%
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

Summary                                                                       Total               Minimum                  Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Mortgage Loan Principal Balance             $62,343,780.06            $10,690.35              $584,317.81
Number of Loans                                                                 507
Average Original Loan Balance                                           $123,494.88
Average Statistical Cut-Off Date Loan Balance                           $122,966.04
Weighted Average Original LTV                                                71.68%                12.83%                   95.00%
Weighted Average Gross Coupon                                                8.160%                5.750%                  14.000%
Weighted Average Remaining Term to Maturity (months)                            278                   175                      358
Weighted Average FICO Score                                                     650                   443                      837
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Percent of Statistical
                                                                                                           Cut-Off Date
                                                       Range                                            Principal Balance
                                                       -----                                          -----------------------
         Product Type                                  Fixed Rate                                            100.00%
                                                       Adjustable Rate                                         0.00%

         Amortization Type                             Fully Amortizing Mortgage Loans                        68.46%
                                                       Balloon Mortgage Loans                                 31.54%

         Lien Position                                 First                                                 100.00%
                                                       Second                                                  0.00%

         Occupancy Status                              Owner-Occupied                                         96.73%
                                                       Non Owner-Occupied                                      2.28%
                                                       Second Home                                             0.99%

         Property Type                                 Single Family                                          90.31%
                                                       Two- to Four-Family                                     4.46%
                                                       Condominium                                             2.65%
                                                       Planned Unit Development                                1.67%
                                                       Manufactured Housing                                    0.91%

         Borrower Paid Mortgage Insurance                                                                     16.48%

         Geographic Distribution                       California                                             30.40%
                                                       Florida                                                 5.74%
                                                       Texas                                                   5.66%
                                                       Pennsylvania                                            5.04%
                                                       New York                                                4.57%
                                                       All Other States                                       48.59%

         Number of States (including DC)               44

         Largest Zip Code Concentration                29070                                                   1.36%

         Loans with Prepayment Penalties                                                                      95.22%
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                        Original Loan-to-Value Ratios (1)

------------------------------------------------------------------------------------------------------------------------------------
                             Number                        Percent                                       W.A.        W.A.
                               of         Aggregate        of Loans        W.A.     W.A.     W.A.      Original    Remaining    W.A.
    Range of Original       Mortgage      Principal       by Principal    Gross     FICO   Original    Term to      Term to    Loan
   Loan-to-Value Ratios      Loans        Balance          Balance       Coupon    Score     LTV       Maturity     Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
10.01%  - 15.00%               1       $    38,225.31        0.06%       10.250%     558     12.83%       180         177        3
15.01%  - 20.00%               4           141,320.26        0.23         8.350      587     18.81        195         190        5
20.01%  - 25.00%               2           184,497.79        0.30         8.922      659     24.15        331         326        5
25.01%  - 30.00%               6         1,473,541.51        2.36         6.698      694     26.65        283         279        4
30.01%  - 35.00%               5           375,756.43        0.60         7.108      711     32.63        252         248        4
35.01%  - 40.00%               9           733,078.69        1.18         8.276      663     38.08        258         254        4
40.01%  - 45.00%              15         1,312,844.98        2.11         7.947      652     42.59        307         303        4
45.01%  - 50.00%              14         1,264,857.33        2.03         7.785      670     47.68        292         289        3
50.01%  - 55.00%              17         2,063,225.02        3.31         7.181      687     52.53        257         254        3
55.01%  - 60.00%              23         2,399,159.47        3.85         7.635      657     57.13        288         284        4
60.01%  - 65.00%              45         6,766,811.95       10.85         7.542      664     63.32        285         281        4
65.01%  - 70.00%              60         6,236,444.77       10.00         8.109      638     68.54        303         300        3
70.01%  - 75.00%              77         8,987,031.91       14.42         8.000      653     73.87        278         274        4
75.01%  - 80.00%             133        20,093,780.91       32.23         8.210      650     79.70        277         273        4
80.01%  - 85.00%              44         5,417,094.85        8.69         8.835      632     84.85        266         262        4
85.01%  - 90.00%              41         4,011,589.51        6.43         9.586      613     89.55        299         295        4
90.01%  - 95.00%              11           844,519.37        1.35        10.317      625     94.93        323         320        3
------------------------------------------------------------------------------------------------------------------------------------
              TOTAL          507       $62,343,780.06      100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the mortgage loans is approximately 71.68%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

          Statistical Cut-Off Date Mortgage Loan Principal Balance (1)

------------------------------------------------------------------------------------------------------------------------------------
                              Number                       Percent                                                    W.A.     W.A.
                               of            Aggregate     of Loans       W.A.      W.A.      W.A.      Original   Remaining   W.A.
    Range of Statistical    Mortgage         Principal   by Principal    Gross      FICO     Original   Term to      Term to   Loan
    Cut-Off Date Balances    Loans           Balance       Balance       Coupon     Score     LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
      $1 -   $25,000           19       $   380,412.71       0.61%       10.213%      590    59.15%       226         223        3
 $25,001 -   $50,000          102         4,097,771.96       6.57         9.838       601    65.62        262         258        4
 $50,001 -   $75,000           92         5,709,681.34       9.16         9.424       610    75.66        275         271        4
 $75,001 -  $100,000           63         5,482,590.54       8.79         8.872       624    70.94        292         288        4
$100,001 -  $125,000           41         4,658,160.18       7.47         8.584       627    75.10        293         290        3
$125,001 -  $150,000           45         6,272,510.48      10.06         8.149       651    72.76        283         279        4
$150,001 -  $175,000           28         4,539,855.47       7.28         7.845       649    69.45        276         272        4
$175,001 -  $200,000           28         5,264,214.70       8.44         7.852       642    75.37        270         266        4
$200,001 -  $225,000           18         3,859,352.39       6.19         7.735       651    74.93        289         286        3
$225,001 -  $250,000           14         3,305,480.10       5.30         7.591       656    75.16        271         267        4
$250,001 -  $275,000           12         3,164,681.03       5.08         7.914       652    73.52        286         282        4
$275,001 -  $300,000            8         2,307,847.70       3.70         8.000       661    78.41        314         310        4
$300,001 -  $325,000           13         4,081,459.15       6.55         7.657       678    72.95        305         301        4
$325,001 -  $350,000            8         2,696,627.90       4.33         7.269       709    71.95        271         267        4
$350,001 -  $375,000            4         1,461,333.15       2.34         6.897       727    72.97        225         221        4
$375,001 -  $400,000            8         3,149,482.88       5.05         7.040       691    60.30        315         311        4
$425,001 -  $450,000            2           877,570.43       1.41         6.436       719    62.66        268         265        3
$450,001 -  $475,000            1           450,430.14       0.72         6.750       781    64.57        360         356        4
$575,001 -  $600,000            1           584,317.81       0.94         6.500       710    25.36        180         175        5
------------------------------------------------------------------------------------------------------------------------------------
               TOTAL          507       $62,343,780.06     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the average Statistical Cut-Off Date Mortgage Loan Principal Balance of the mortgage loans is approximately $122,966.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------
                               Mortgage Rates (1)

------------------------------------------------------------------------------------------------------------------------------------
                             Number                         Percent                                     W.A.         W.A.
                               of          Aggregate        of Loans      W.A.       W.A.    W.A.     Original     Remaining   W.A.
          Range of           Mortgage      Principal      by Principal   Gross      FICO   Original    Term to       Term to   Loan
   Mortgage Interest Rates   Loans           Balance        Balance      Coupon     Score    LTV       Maturity     Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
 5.501%  -   6.000%            2       $   319,874.88        0.51%        5.867%      779    48.22%       264         260        4
 6.001%  -   6.500%           22         6,152,964.66        9.87         6.397       733    56.30        258         254        4
 6.501%  -   7.000%           32         7,014,081.48       11.25         6.823       685    65.42        296         292        4
 7.001%  -   7.500%           49         7,826,229.01       12.55         7.295       674    71.42        270         267        3
 7.501%  -   8.000%           77        12,360,447.73       19.83         7.797       646    74.62        268         264        4
 8.001%  -   8.500%           55         7,013,008.55       11.25         8.298       649    72.88        298         294        4
 8.501%  -   9.000%           87         9,247,493.10       14.83         8.783       622    75.19        288         284        4
 9.001%  -   9.500%           54         4,317,839.73        6.93         9.289       615    72.84        277         274        3
 9.501%  -  10.000%           41         3,173,664.72        5.09         9.794       602    80.80        299         295        4
10.001%  -  10.500%           23         1,397,684.73        2.24        10.336       599    82.39        331         327        4
10.501%  -  11.000%           15           998,363.80        1.60        10.782       588    85.35        326         322        4
11.001%  -  11.500%           13           799,712.91        1.28        11.283       552    78.92        303         300        3
11.501%  -  12.000%           11           486,585.05        0.78        11.789       561    72.79        278         274        4
12.001%  -  12.500%           15           698,508.23        1.12        12.294       549    72.11        250         246        4
12.501%  -  13.000%            7           371,394.65        0.60        12.862       529    76.60        314         310        4
13.001%  -  13.500%            2           111,110.44        0.18        13.341       525    73.06        245         242        3
13.501%  -  14.000%            2            54,816.39        0.09        13.894       525    71.45        360         356        4
------------------------------------------------------------------------------------------------------------------------------------
              TOTAL          507       $62,343,780.06      100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Mortgage Rate of the mortgage loans is approximately 8.160%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                                Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                            Number                         Percent                                      W.A.         W.A.
                              of            Aggregate      of Loans       W.A.      W.A.    W.A.      Original     Remaining   W.A.
                            Mortgage         Principal    by Principal   Gross      FICO   Original    Term to      Term to    Loan
       Occupancy Status      Loans           Balance        Balance      Coupon     Score    LTV       Maturity     Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                477       $60,304,259.67       96.73%     8.128%        650    71.72%       283         279        4
Non Owner-Occupied             25         1,419,252.38        2.28      9.414         630    66.79        258         254        4
Second Home                     5           620,268.01        0.99      8.419         691    78.99        272         268        4
------------------------------------------------------------------------------------------------------------------------------------
              TOTAL           507       $62,343,780.06      100.00%
------------------------------------------------------------------------------------------------------------------------------------

                            Purpose of Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------------
                             Number                          Percent                                    W.A.         W.A.
                               of           Aggregate       of Loans      W.A.       W.A.     W.A.     Original    Remaining   W.A.
                            Mortgage        Principal     by Principal   Gross       FICO   Original    Term to     Term to   Loan
         Loan Purpose        Loans          Balance         Balance      Coupon      Score    LTV       Maturity    Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
Equity-out Refinance          341       $39,310,876.41       63.06%      8.187%       641    70.48%       278         274        4
Purchase                      107        14,116,292.47       22.64       8.396        664    77.00        295         291        4
Rate/Term Refinance            59         8,916,611.18       14.30       7.671        667    68.60        281         278        3
------------------------------------------------------------------------------------------------------------------------------------
              TOTAL           507       $62,343,780.06      100.00%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                                 Property Types

------------------------------------------------------------------------------------------------------------------------------------
                             Number                        Percent                                        W.A.       W.A.
                               of          Aggregate       of Loans      W.A.       W.A.     W.A.       Original   Remaining   W.A.
                            Mortgage       Principal     by Principal   Gross       FICO    Original    Term to     Term to    Loan
        Property Types       Loans          Balance        Balance      Coupon      Score     LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Single Family                 456       $56,300,404.57       90.31%      8.150%       650    71.56%       283         279        4
Two- to Four-Family            20         2,780,795.86        4.46       8.287        652    75.53        282         278        4
Condominium                    15         1,654,352.20        2.65       8.346        657    71.28        248         244        4
Planned Unit Development        6         1,038,580.93        1.67       7.402        658    70.79        278         274        4
Manufactured Housing           10           569,646.50        0.91       9.409        591    68.18        304         300        4
------------------------------------------------------------------------------------------------------------------------------------
              TOTAL           507       $62,343,780.06      100.00%
------------------------------------------------------------------------------------------------------------------------------------


                               Loan Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                     Number                     Percent                                  W.A.         W.A.
                                      of        Aggregate      of Loans      W.A.     W.A.     W.A.    Original     Remaining  W.A.
                                    Mortgage    Principal     by Principal  Gross     FICO   Original  Term to       Term to   Loan
      Loan Documentation             Loans       Balance        Balance     Coupon    Score    LTV     Maturity      Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                    370     $41,786,682.75      67.03%     8.233%     644    72.05%     285           281       4
Stated Asset - Stated Income           81      10,626,551.09      17.05      8.292      654    69.18      289           285       4
Lite Documentation (24 Months          44       8,567,982.79      13.74      7.514      675    73.38      268           264       4
Income Verified)
Lite Documentation (6 Months Income    12       1,362,563.43       2.19      8.947      613    69.34      245           241       4
Verified)
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL              507     $62,343,780.06     100.00%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                                 FICO Scores (1)

-----------------------------------------------------------------------------------------------------------------------------------
                               Number                         Percent                                      W.A.      W.A.
                                 of           Aggregate      of Loans      W.A.     W.A.       W.A.     Original  Remaining   W.A.
         Range of             Mortgage       Principal    by Principal    Gross     FICO      Original    Term to   Term to   Loan
        FICO Scores             Loans          Balance        Balance     Coupon    Score       LTV      Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
825 - 849                         1       $   149,549.76        0.24%      6.000%     837       31.58%      360        357       3
800 - 824                         1           374,843.72        0.60       6.250      810       63.33       180        176       4
775 - 799                        10         2,030,702.79        3.26       6.653      785       61.94       320        316       4
750 - 774                         9         2,407,151.55        3.86       6.876      763       67.94       232        228       4
725 - 749                        18         3,631,175.99        5.82       7.120      737       73.45       262        258       4
700 - 724                        24         3,960,946.99        6.35       7.410      712       61.46       291        287       4
675 - 699                        47         6,731,007.06        10.8       7.593      686       69.07       302        298       4
650 - 674                        77        11,996,295.64       19.24       7.924      662       74.18       273        269       4
625 - 649                        68         8,679,404.32       13.92       8.292      638       73.27       299        295       4
600 - 624                        88         9,316,566.93       14.94       8.363      613       73.93       268        264       4
575 - 599                        65         5,599,315.77        8.98       9.052      587       73.30       283        279       4
550 - 574                        41         2,922,131.20        4.69       9.829      564       73.51       286        282       4
525 - 549                        33         3,250,795.61        5.21       9.407      539       74.19       306        302       4
500 - 524                        20         1,040,425.16        1.67      11.125      512       75.15       282        278       4
475 - 499                         4           203,918.71        0.33      10.217      494       67.62       180        176       4
425 - 449                         1            49,548.86        0.08      10.875      443       64.94       180        176       4
-----------------------------------------------------------------------------------------------------------------------------------
                   TOTAL        507       $62,343,780.06      100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average FICO Score of the mortgage loans is approximately 650.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                                  Credit Grade

---------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                                  W.A.          W.A.
                                of          Aggregate      of Loans      W.A.     W.A.     W.A.    Original     Remaining    W.A.
                             Mortgage       Principal    by Principal    Gross    FICO   Original   Term to       Term to    Loan
      Credit Grade             Loans         Balance        Balance     Coupon    Score    LTV      Maturity     Maturity     Age
---------------------------------------------------------------------------------------------------------------------------------
Y9                              150     $25,898,019.45       41.54%      7.353%    704    69.42%      279           275        4
Y8                               65       9,321,977.51       14.95       7.927     640    73.42       262           259        3
Y7                               76       9,511,953.60       15.26       8.365     626    76.06       294           290        4
Y6                               51       5,425,928.06        8.70       8.537     617    71.59       297           293        4
Y5                               45       4,751,310.61        7.62       8.925     584    74.74       274           271        3
Y4                               63       4,553,563.85        7.30       9.395     581    69.97       309           305        4
Y3                               22       1,006,509.19        1.61      10.654     535    67.29       245           241        4
Y2                               24       1,179,503.93        1.89      12.220     556    68.40       302           298        4
Y1                               10         507,388.19        0.81      12.650     517    74.26       241           237        4
F1                                1         187,625.67        0.30       9.500     568    80.00       360           356        4
---------------------------------------------------------------------------------------------------------------------------------
         TOTAL                  507     $62,343,780.06      100.00%
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE FIXED RATE COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------


                                                       Prepayment Penalty Term (1)

------------------------------------------------------------------------------------------------------------------------------------
                                    Number                       Percent                                    W.A.       W.A.
                                      of         Aggregate      of Loans      W.A.      W.A.     W.A.     Original  Remaining   W.A.
                                   Mortgage      Principal    by Principal   Gross     FICO    Original   Term to    Term to    Loan
        Property Types              Loans        Balance        Balance      Coupon    Score     LTV     Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                  33     $ 2,978,575.28      4.78%      9.297%     609     74.86%       289       286       3
12 Months Prepayment Penalty           12       2,162,753.35      3.47       8.218      641     75.51        312       308       4
24 Months Prepayment Penalty           16       1,423,458.13      2.28       8.886      627     71.85        283       279       4
36 Months Prepayment Penalty          200      22,037,721.00     35.35       8.615      640     73.77        289       286       3
60 Months Prepayment Penalty          246      33,741,272.30     54.12       7.729      661     69.79        275       271       4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL              507     $62,343,780.06    100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Prepayment Penalty Term of the mortgage loans is approximately 46 months. The majority of the mortgage loans with prepayment penalties charge 6 months of interest on the prepaid balance greater than 20% of the original loan balance over a rolling 12-month period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE FIXED RATE COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------


                                            Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                    Number                       Percent                                    W.A.       W.A.
                                      of         Aggregate      of Loans      W.A.      W.A.     W.A.     Original  Remaining   W.A.
                                   Mortgage      Principal    by Principal   Gross     FICO    Original   Term to    Term to    Loan
     State or Territory             Loans        Balance        Balance      Coupon    Score     LTV     Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                            99       $18,952,323.75     30.40%      7.574%     661     68.25%     306        302       4
Florida                               40         3,577,828.85      5.74       8.691      642     75.79      272        268       4
Texas                                 39         3,528,068.33      5.66       8.832      636     75.92      250        247       3
Pennsylvania                          25         3,142,323.25      5.04       8.134      670     74.81      348        344       4
New York                              16         2,851,442.01      4.57       8.183      635     74.27      298        294       4
Minnesota                             25         2,744,242.53      4.40       8.150      650     70.45      251        247       4
Ohio                                  27         2,516,991.31      4.04       8.023      656     70.54      245        241       4
Colorado                              15         2,294,341.68      3.68       7.642      651     70.84      256        252       4
Washington                            12         2,120,634.46      3.40       7.682      671     76.83      200        196       4
Louisiana                             27         1,561,069.51      2.50       9.805      597     78.92      285        282       3
South Carolina                         6         1,440,442.28      2.31       6.692      699     60.63      292        289       3
Massachussetts                         8         1,346,722.39      2.16       8.081      648     70.56      360        356       4
Oregon                                 6         1,257,355.56      2.02       7.262      681     51.87      269        265       4
Virginia                               9         1,148,316.70      1.84       8.784      632     75.05      245        241       4
Indiana                               16         1,120,226.78      1.80       8.895      643     79.69      209        206       3
Arizona                               12         1,083,999.26      1.74       8.638      616     68.85      326        322       4
New Jersey                             6         1,060,364.88      1.70       8.340      633     79.50      212        208       4
Michigan                              14         1,058,771.34      1.70       9.585      602     72.92      328        325       3
Iowa                                  12         1,010,559.80      1.62       8.453      659     76.72      206        202       4
Georgia                                7           985,769.70      1.58       7.782      694     72.88      282        278       4
Maryland                               9           919,684.38      1.48       8.717      627     62.93      320        317       3
Illinois                               6           682,197.81      1.09       8.560      591     71.73      183        180       3
Nevada                                 4           558,864.17      0.90       7.023      688     71.55      243        239       4
Missouri                               9           555,630.02      0.89       9.317      613     71.14      314        310       4
------------------------------------------------------------------------------------------------------------------------------------
                (continued)
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE FIXED RATE COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------


                                            Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                    Number                       Percent                                    W.A.       W.A.
                                      of         Aggregate      of Loans      W.A.      W.A.     W.A.     Original  Remaining   W.A.
                                   Mortgage      Principal    by Principal   Gross     FICO    Original   Term to    Term to    Loan
     State or Territory             Loans        Balance        Balance      Coupon    Score     LTV     Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
                (continued)
Kentucky                               5       544,279.46          0.87        8.928     639    83.85       322        318       4
Tennessee                              9       516,088.99          0.83        9.473     604    76.83       291        287       4
Alaska                                 2       351,631.19          0.56        8.796     598    73.58       180        176       4
Mississippi                            7       339,291.11          0.54       10.752     602    84.00       354        351       3
Montana                                2       334,780.00          0.54        7.746     744    74.94       180        176       4
Nebraska                               3       322,358.78          0.52        9.350     641    87.87       285        281       4
New Hampshire                          1       316,115.65          0.51        9.125     636    85.68       360        356       4
Idaho                                  3       299,086.26          0.48        8.664     660    77.49       332        328       4
New Mexico                             2       245,262.34          0.39        7.514     690    63.00       180        176       4
North Carolina                         4       228,680.77          0.37       11.332     565    72.50       246        242       4
Oklahoma                               4       219,635.79          0.35       10.685     547    76.55       324        321       3
Wisconsin                              5       216,259.92          0.35        10.55     602    74.82       223        220       3
Alabama                                1       210,762.57          0.34        7.875     639    75.00       180        175       5
Connecticut                            1       186,493.07          0.30        8.000     668    78.90       180        176       4
Hawaii                                 2       162,913.99          0.26       11.531     624    74.66       360        356       4
West Virginia                          3        99,721.32          0.16       11.109     578    67.96       310        307       3
Arkansas                               1        84,885.03          0.14        9.950     571    85.00       360        357       3
Delaware                               1        59,908.38          0.10        9.375     576    68.97       360        357       3
South Dakota                           1        47,079.72          0.08        8.750     590    70.00       180        176       4
Maine                                  1        40,374.97          0.06       13.500     522    69.66       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL             507   $62,343,780.06        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

Summary                                                                  Total                Minimum                   Maximum
------------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Mortgage Loan Principal Balance           $206,118,424.66            $17,971.75               $527,033.57
Number of Loans                                                              1,601
Average Original Loan Balance                                          $129,048.98
Average Statistical Cut-Off Date Loan Balance                          $128,743.55
Weighted Average Original LTV                                               80.28%                20.00%                    95.00%
Weighted Average Gross Coupon                                               9.229%                6.375%                   13.625%
Weighted Average Remaining Term to Maturity (months)                           356                   351                       357
Weighted Average Statistical Cut-Off Months to Roll                             22                     5                        33
Weighted Average Gross Margin                                               6.335%                2.750%                    9.875%
Weighted Average Maximum Interest Rate                                     15.229%               12.375%                   19.625%
Weighted Average Minimum Interest Rate                                      9.229%                6.375%                   13.625%
Weighted Average FICO Score                                                    605                   441                       837
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Percent of Statistical Cut-Off Date
                                                      Range                                             Principal Balance
                                                      -----                                             -----------------

         Product Type                                 Fixed                                                   0.00%
                                                      Adjustable                                            100.00%

         Initial Roll Period                          1 Year                                                  0.20%
                                                      2 Years                                                84.71%
                                                      3 Years                                                15.10%

         Amortization Type                            Fully Amortizing Mortgage Loans                       100.00%
                                                      Balloon Mortgage Loans                                  0.00%

         Lien Position                                First                                                 100.00%
                                                      Second                                                  0.00%

         Occupancy Status                             Owner Occupied                                         97.54%
                                                      Non-Owner Occupied                                      1.76%
                                                      Second Home                                             0.70%

         Property Type                                Single Family                                          89.16%
                                                      Condominium                                             4.33%
                                                      Two- to Four-Family                                     3.64%
                                                      Planned Unit Development                                2.54%
                                                      Manufactured Housing                                    0.34%

         Borrower Paid Mortgage Insurance                                                                    44.43%

         Geographic Distribution                      California                                             21.69%
                                                      Colorado                                                5.94%
                                                      Minnesota                                               5.45%
                                                      Arizona                                                 4.82%
                                                      Texas                                                   4.15%
                                                      All Other States                                       57.95%

         Number of States (including DC)              49

         Largest Zip Code Concentration               92505                                                   0.55%

         Loans with Prepayment Penalties                                                                     93.76%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------


                                                   Original Loan-to-Value Ratios(1)

------------------------------------------------------------------------------------------------------------------------------------
                                    Number                       Percent                                    W.A.       W.A.
                                      of         Aggregate      of Loans      W.A.      W.A.     W.A.     Original  Remaining   W.A.
     Range of Original             Mortgage      Principal    by Principal   Gross     FICO    Original   Term to    Term to    Loan
   Loan-to-Value Ratios             Loans        Balance        Balance      Coupon    Score     LTV     Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
15.01%  -  20.00%                      1   $      49,644.96        0.02%     8.250%      618     20.00%      360        356      4
20.01%  -  25.00%                      2          91,052.23        0.04      9.096       553     23.45       360        356      4
25.01%  -  30.00%                      3         240,490.99        0.12     10.035       545     26.46       360        356      4
30.01%  -  35.00%                      4         548,926.51        0.27      8.740       584     33.60       360        357      3
35.01%  -  40.00%                      6         494,506.09        0.24      8.516       599     38.36       360        357      3
40.01%  -  45.00%                     10       1,065,148.29        0.52      8.429       612     42.75       360        356      4
45.01%  -  50.00%                     21       2,443,283.78        1.19      9.319       600     47.43       360        356      4
50.01%  -  55.00%                     16       1,998,240.65        0.97      8.929       587     53.24       360        356      4
55.01%  -  60.00%                     38       4,067,807.21        1.97      8.930       580     57.93       360        356      4
60.01%  -  65.00%                     83       9,825,184.96        4.77      9.098       584     63.33       360        356      4
65.01%  -  70.00%                    115      13,077,667.16        6.34      9.221       597     69.08       360        356      4
70.01%  -  75.00%                    170      21,826,299.11       10.59      9.081       594     74.20       360        356      4
75.01%  -  80.00%                    406      58,276,057.01       28.27      8.570       632     79.62       360        356      4
80.01%  -  85.00%                    275      32,721,919.18       15.88      9.874       576     84.69       360        356      4
85.01%  -  90.00%                    293      38,756,449.66       18.80      9.591       600     89.85       360        356      4
90.01%  -  95.00%                    158      20,635,746.87       10.01      9.752       616     94.96       360        356      4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL           1,601   $ 206,118,424.66      100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the mortgage loans is approximately 80.28%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------


                                     Statistical Cut-Off Date Mortgage Loan Principal Balance(1)

------------------------------------------------------------------------------------------------------------------------------------
                                    Number                       Percent                                    W.A.       W.A.
                                      of         Aggregate      of Loans      W.A.      W.A.     W.A.     Original  Remaining   W.A.
     Range of Statistical          Mortgage      Principal    by Principal   Gross     FICO    Original   Term to    Term to    Loan
    Cut-Off Date Balances           Loans        Balance        Balance      Coupon    Score     LTV     Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
      $1 -   $25,000                    13   $    290,317.38       0.14%     10.339%     596    71.55%       360      356        4
 $25,001 -   $50,000                   168      6,732,535.97       3.27      10.293      577    77.76        360      356        4
 $50,001 -   $75,000                   256     16,024,732.79       7.77       9.958      587    79.36        360      356        4
 $75,001 -  $100,000                   271     23,610,749.10      11.45       9.626      592    78.43        360      356        4
$100,001 -  $125,000                   202     22,704,562.09      11.02       9.492      601    81.91        360      356        4
$125,001 -  $150,000                   178     24,476,602.52      11.88       9.455      598    79.50        360      356        4
$150,001 -  $175,000                   148     24,050,893.59      11.67       9.156      605    80.89        360      356        4
$175,001 -  $200,000                   102     19,048,889.16       9.24       8.949      611    81.09        360      356        4
$200,001 -  $225,000                    87     18,558,352.97       9.00       8.835      619    81.22        360      356        4
$225,001 -  $250,000                    57     13,508,941.74       6.55       8.801      615    80.97        360      356        4
$250,001 -  $275,000                    39     10,231,425.58       4.96       8.672      618    82.29        360      356        4
$275,001 -  $300,000                    27      7,724,753.51       3.75       9.225      583    77.77        360      356        4
$300,001 -  $325,000                    17      5,273,952.22       2.56       8.624      646    84.07        360      356        4
$325,001 -  $350,000                    10      3,421,591.61       1.66       8.230      636    74.65        360      356        4
$350,001 -  $375,000                     8      2,875,875.27       1.40       8.530      603    81.76        360      356        4
$375,001 -  $400,000                     7      2,741,529.50       1.33       8.423      624    78.14        360      356        4
$400,001 -  $425,000                     4      1,669,769.50       0.81       7.842      715    77.15        360      357        3
$425,001 -  $450,000                     5      2,190,432.52       1.06       8.965      598    83.49        360      355        5
$450,001 -  $475,000                     1        455,484.07       0.22       9.125      551    85.00        360      357        3
$525,001 -  $550,000                     1        527,033.57       0.26       8.500      662    80.00        360      357        3
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL             1,601   $206,118,424.66     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the average Statistical Cut-Off Date Mortgage Loan Principal Balance of the mortgage loans is approximately $128,744.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                               Mortgage Rates (1)

------------------------------------------------------------------------------------------------------------------------------------
                               Number                         Percent                                        W.A.      W.A.
                                 of          Aggregate       of Loans        W.A.       W.A.       W.A.    Original  Remaining  W.A.
           Range of           Mortgage       Principal     by Principal      Gross      FICO     Original  Term to    Term to   Loan
  Mortgage Interest Rates       Loans         Balance         Balance       Coupon     Score        LTV    Maturity  Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
 6.001%  -   6.500%                 3   $     871,241.17       0.42%        6.493%       730     79.05%       360        357       3
 6.501%  -   7.000%                20       3,601,193.98       1.75         6.832        684     73.74        360        356       4
 7.001%  -   7.500%                67      12,141,531.40       5.89         7.315        672     75.00        360        356       4
 7.501%  -   8.000%               159      25,952,763.76      12.59         7.799        645     76.75        360        356       4
 8.001%  -   8.500%               198      27,320,368.27      13.25         8.328        634     77.43        360        356       4
 8.501%  -   9.000%               249      35,458,815.91      17.20         8.819        607     80.29        360        356       4
 9.001%  -   9.500%               192      24,700,230.95      11.98         9.320        592     81.60        360        356       4
 9.501%  -  10.000%               203      26,651,651.87      12.93         9.798        586     85.26        360        356       4
10.001%  -  10.500%               145      14,603,214.97       7.08        10.309        579     85.02        360        356       4
10.501%  -  11.000%               125      13,009,478.35       6.31        10.792        562     82.94        360        356       4
11.001%  -  11.500%                82       7,752,341.93       3.76        11.309        554     80.37        360        356       4
11.501%  -  12.000%                74       6,843,559.95       3.32        11.763        535     78.99        360        356       4
12.001%  -  12.500%                51       4,992,939.79       2.42        12.294        541     78.80        360        356       4
12.501%  -  13.000%                24       1,619,147.14       0.79        12.768        526     81.45        360        356       4
13.001%  -  13.500%                 8         527,753.57       0.26        13.312        549     85.00        360        355       5
13.501%  -  14.000%                 1          72,191.65       0.04        13.625        586     85.00        360        356       4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL        1,601   $ 206,118,424.66     100.00%
------------------------------------------------------------------------------------------------------------------------------------


(1) As of the Statistical Cut-Off Date, the weighted average Mortgage Rate of the mortgage loans is approximately 9.229%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                                Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                                  Number                      Percent                                     W.A.       W.A.
                                    of         Aggregate      of Loans       W.A.      W.A.     W.A.    Original  Remaining   W.A.
                                 Mortgage      Principal    by Principal     Gross     FICO   Original  Term to    Term to    Loan
Occupancy Status                   Loans        Balance        Balance       Coupon    Score     LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                   1,554     $ 201,053,764.65    97.54%        9.237%     604     80.54%     360        356        4
Non Owner-Occupied                  34         3,631,366.95     1.76         8.775      656     69.44      360        356        4
Second Home                         13         1,433,293.06     0.70         9.269      592     71.32      360        356        4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL         1,601     $ 206,118,424.66   100.00%
------------------------------------------------------------------------------------------------------------------------------------

                            Purpose of Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------------
                                  Number                        Percent                                  W.A.       W.A.
                                    of          Aggregate      of Loans      W.A.      W.A.     W.A.    Original   Remaining   W.A.
                                 Mortgage       Principal    by Principal    Gross     FICO   Original  Term to     Term to    Loan
Loan Purpose                       Loans         Balance        Balance     Coupon    Score      LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Equity-out Refinance               751     $  94,457,905.01      45.83%      9.335%     588    77.32%     360          356        4
Purchase                           717        93,361,835.42      45.30       9.136      622    83.77      360          356        4
Rate/Term Refinance                133        18,298,684.23       8.88       9.153      606    77.79      360          356        4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL         1,601     $ 206,118,424.66     100.00%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                                 Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                        Number                       Percent                                  W.A.      W.A.
                                          of          Aggregate     of Loans    W.A.     W.A.      W.A.    Original  Remaining  W.A.
                                       Mortgage       Principal   by Principal  Gross    FICO    Original  Term to    Term to   Loan
Property Types                           Loans         Balance       Balance   Coupon   Score       LTV    Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
Single Family                           1,422   $ 183,768,788.49      89.16%   9.239%     604      80.43%     360        356       4
Condominium                                73       8,920,263.38       4.33    9.155      609      80.33      360        356       4
Two- to Four-Family                        62       7,494,985.50       3.64    9.112      620      76.91      360        356       4
Planned Unit Development                   34       5,238,417.50       2.54    9.191      597      81.14      360        356       4
Manufactured Housing                       10         695,969.79       0.34    9.079      594      71.21      360        356       4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL                1,601   $ 206,118,424.66     100.00%
------------------------------------------------------------------------------------------------------------------------------------


                               Loan Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                        Number                      Percent                                  W.A.      W.A.
                                          of        Aggregate       of Loans    W.A.     W.A.      W.A.    Original  Remaining  W.A.
                                       Mortgage     Principal     by Principal Gross    FICO    Original   Term to   Term to   Loan
Loan Documentation                       Loans       Balance        Balance    Coupon    Score     LTV     Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                      1,281   $ 159,008,024.37    77.14%     9.352%     598     81.96%      360        356       4
Stated Asset - Stated Income              217      31,418,142.01    15.24      8.807      634     72.83       360        356       4
Lite Documentation (24 Months Income       71      11,547,930.53     5.60      8.735      622     80.82       360        356       4
Verified)
Lite Documentation (6 Months Income        32       4,144,327.75     2.01      9.085      615     71.05       360        356       4
Verified)
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL                1,601   $ 206,118,424.66   100.00%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                                 FICO Scores (1)

------------------------------------------------------------------------------------------------------------------------------------
                                Number                         Percent                                      W.A.       W.A.
                                  of          Aggregate       of Loans      W.A.      W.A.     W.A.      Original   Remaining  W.A.
  Range of                     Mortgage       Principal     by Principal    Gross     FICO   Original    Term to     Term to   Loan
 FICO Scores                     Loans         Balance         Balance     Coupon    Score      LTV      Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
825 - 849                           1   $     307,226.16       0.15%       8.375%      837    80.00%        360         356       4
800 - 824                           1          97,794.38       0.05        9.250       821    46.67         360         356       4
775 - 799                           5       1,057,957.51       0.51        7.844       785    75.02         360         356       4
750 - 774                          29       4,362,550.92       2.12        7.637       761    74.46         360         356       4
725 - 749                          26       4,691,040.06       2.28        7.762       738    78.50         360         356       4
700 - 724                          33       5,120,082.04       2.48        8.020       711    80.16         360         356       4
675 - 699                          80      12,428,959.02       6.03        8.151       687    81.73         360         356       4
650 - 674                         121      17,275,300.42       8.38        8.388       661    81.51         360         356       4
625 - 649                         173      23,503,389.89      11.40        8.745       636    82.46         360         356       4
600 - 624                         249      32,344,931.22      15.69        9.007       612    82.65         360         356       4
575 - 599                         269      33,802,717.03      16.40        9.368       587    80.49         360         356       4
550 - 574                         247      29,731,593.38      14.42        9.698       562    79.60         360         356       4
525 - 549                         213      25,495,080.34      12.37       10.209       539    78.27         360         356       4
500 - 524                         110      11,719,025.34       5.69       10.703       514    76.55         360         356       4
475 - 499                          34       3,495,363.36       1.70       10.878       493    76.74         360         356       4
450 - 474                           7         453,112.85       0.22       11.345       469    76.31         360         356       4
425 - 449                           1         163,793.06       0.08       11.625       441    80.00         360         356       4
Not Available                       2          68,507.68       0.03       11.637              69.68         360         356       4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL        1,601   $ 206,118,424.66     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average FICO Score of the mortgage loans is approximately 605.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                                  Credit Grade

------------------------------------------------------------------------------------------------------------------------------------
                           Number                            Percent                                     W.A.          W.A.
                             of          Aggregate          of Loans       W.A.      W.A.      W.A.    Original     Remaining   W.A.
                          Mortgage       Principal        by Principal     Gross     FICO    Original  Term to       Term to    Loan
Credit Grade                Loans         Balance            Balance      Coupon     Score     LTV     Maturity      Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
Y9                          205     $  32,903,797.94         15.96%        7.900%     697    79.61%       360           356        4
Y8                          121        18,136,618.29          8.80         8.358      644    82.73        360           356        4
Y7                          152        22,201,153.33         10.77         8.576      618    82.48        360           356        4
Y6                          200        26,469,889.53         12.84         9.040      605    82.86        360           356        4
Y5                          186        24,160,975.96         11.72         9.264      584    83.23        360           356        4
Y4                          350        42,021,620.67         20.39         9.488      579    80.20        360           356        4
Y3                          153        17,869,639.10          8.67         9.998      550    76.25        360           356        4
Y2                          189        18,353,196.25          8.90        11.572      542    74.45        360           356        4
Y1                           44         3,785,985.84          1.84        11.923      519    72.42        360           356        4
F1                            1           215,547.75          0.10        10.625      538    90.00        360           355        5
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL        1,601     $ 206,118,424.66        100.00%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                           Prepayment Penalty Term (1)

------------------------------------------------------------------------------------------------------------------------------------
                                    Number                        Percent                                   W.A.      W.A.
                                      of          Aggregate      of Loans       W.A.      W.A.     W.A.   Original  Remaining   W.A.
                                   Mortgage       Principal    by Principal    Gross      FICO   Original  Term to   Term to    Loan
Property Types                       Loans         Balance        Balance      Coupon     Score    LTV     Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                  86   $  12,865,301.33        6.24%      9.230%      609    76.96%      360        356      4
12 Months Prepayment Penalty            1         359,264.24        0.17       9.375       563    67.92       360        356      4
24 Months Prepayment Penalty        1,155     150,075,004.51       72.81       9.278       604    80.58       360        356      4
36 Months Prepayment Penalty          291      36,083,042.03       17.51       9.011       608    79.24       360        356      4
60 Months Prepayment Penalty           68       6,735,812.55        3.27       9.293       609    86.29       360        356      4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL            1,601   $ 206,118,424.66      100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Prepayment Penalty Term of the mortgage loans is approximately 26 months. The majority of the mortgage loans with prepayment penalties charge 6 months of interest on the prepaid balance greater than 20% of the original loan balance over a rolling 12-month period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                 Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                     Number                  Percent                                   W.A.       W.A.
                                       of     Aggregate      of Loans      W.A.    W.A.     W.A.     Original   Remaining    W.A.
                                    Mortgage  Principal    by Principal   Gross    FICO   Original   Term to     Term to     Loan
State or Territory                   Loans     Balance       Balance      Coupon   Score     LTV     Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
California                            226   44,706,383.87     21.69%      8.614%    615     79.17%      360         356         4
Colorado                               78   12,241,603.18      5.94       8.562     627     77.96       360         356         4
Minnesota                              87   11,239,544.04      5.45       9.490     600     77.64       360         356         4
Arizona                                72    9,943,408.42      4.82       9.256     621     80.84       360         356         4
Texas                                  83    8,550,344.61      4.15       9.598     605     82.22       360         356         4
Florida                                71    7,991,229.84      3.88       9.543     589     83.26       360         356         4
Michigan                               71    7,103,967.86      3.45       9.344     602     79.86       360         356         4
Maryland                               44    7,004,307.71      3.40       9.099     616     80.10       360         356         4
Washington                             48    6,508,221.79      3.16       8.716     622     79.10       360         356         4
Illinois                               57    6,280,220.20      3.05       9.424     606     81.86       360         356         4
Pennsylvania                           57    5,951,783.62      2.89       9.629     600     83.63       360         356         4
New York                               42    5,458,114.68      2.65       9.079     588     76.20       360         356         4
Ohio                                   50    4,894,785.88      2.37       9.431     612     86.68       360         356         4
Missouri                               54    4,370,790.02      2.12       9.828     571     82.07       360         356         4
Indiana                                47    4,351,483.04      2.11       9.968     581     81.99       360         356         4
New Jersey                             25    4,339,544.88      2.11       9.284     584     75.31       360         356         4
Massachussetts                         25    4,263,732.53      2.07       9.466     583     76.00       360         356         4
Virginia                               26    3,886,961.72      1.89       9.610     603     83.45       360         356         4
Wisconsin                              35    3,405,172.32      1.65       9.834     583     81.50       360         356         4
Iowa                                   40    3,129,795.43      1.52       9.636     610     83.29       360         356         4
Oregon                                 21    3,090,143.70      1.50       9.147     590     81.53       360         356         4
North Carolina                         24    3,003,465.37      1.46      10.292     599     82.89       360         356         4
Idaho                                  28    2,607,718.84      1.27       9.466     592     80.82       360         356         4
Nevada                                 19    2,595,929.74      1.26       9.023     624     76.58       360         356         4
------------------------------------------------------------------------------------------------------------------------------------
                (continued)
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                 Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                   Number                         Percent                                    W.A.      W.A.
                                     of         Aggregate       of Loans        W.A.      W.A.      W.A.   Original  Remaining  W.A.
                                  Mortgage      Principal      by Principal     Gross    FICO    Original  Term to    Term to   Loan
State or Territory                  Loans        Balance         Balance       Coupon    Score     LTV     Maturity   Maturity  Age
------------------------------------------------------------------------------------------------------------------------------------
                (continued)
Tennessee                             26       2,543,080.10       1.23%        9.642%      588    80.89%      360        356      4
South Carolina                        23       2,430,241.60       1.18         9.650       600    84.27       360        356      4
Nebraska                              23       2,324,256.93       1.13         9.865       609    78.56       360        356      4
Utah                                  14       2,249,622.52       1.09         9.108       603    84.47       360        356      4
Montana                               23       2,229,254.50       1.08         9.136       613    80.23       360        356      4
Connecticut                           12       2,171,714.83       1.05         9.555       573    82.71       360        356      4
Georgia                               17       2,126,771.17       1.03         9.878       599    84.83       360        356      4
Louisiana                             19       1,752,949.69       0.85         9.769       570    77.61       360        356      4
South Dakota                          14       1,373,210.62       0.67         9.398       596    80.06       360        356      4
Kansas                                12       1,316,130.10       0.64         9.735       607    84.35       360        356      4
Kentucky                              12       1,259,296.91       0.61         8.957       614    77.23       360        356      4
Oklahoma                              14       1,226,454.93       0.60        10.315       576    79.48       360        356      4
New Hampshire                          6         803,659.31       0.39         8.811       682    75.80       360        356      4
Alaska                                 6         790,700.74       0.38         9.990       595    78.94       360        356      4
Delaware                               5         726,208.78       0.35        11.072       542    82.72       360        356      4
New Mexico                             7         680,526.77       0.33         9.635       576    82.67       360        356      4
Rhode Island                           5         593,995.95       0.29         9.691       589    81.25       360        356      4
Arkansas                               4         538,983.49       0.26         9.829       595    85.51       360        356      4
Wyoming                                6         482,329.21       0.23         9.192       603    78.41       360        356      4
Maine                                  4         415,707.82       0.20         9.485       551    75.84       360        356      4
West Virginia                          5         355,147.03       0.17         9.701       557    83.57       360        357      3
Mississippi                            6         322,329.79       0.16        10.787       586    88.68       360        356      4
Alabama                                3         240,458.22       0.12        10.385       609    80.43       360        355      5
North Dakota                           4         196,940.39       0.10         9.107       615    79.50       360        356      4
Vermont                                1          49,799.97       0.02         9.500       607    95.00       360        357      3
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL           1,601   $ 206,118,424.66     100.00%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                Banc of America Securities
Asset-Backed Certificates Series 2002-WF2                                 [LOGO]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                                Gross Margins (1)

------------------------------------------------------------------------------------------------------------------------------------
                                 Number                         Percent                                     W.A.        W.A.
                                   of          Aggregate       of Loans        W.A.    W.A.       W.A.    Original   Remaining  W.A.
  Range of                      Mortgage       Principal     by Principal     Gross    FICO     Original   Term to    Term to   Loan
Gross Margins                    Loans          Balance         Balance       Coupon   Score      LTV      Maturity   Maturity  Age
------------------------------------------------------------------------------------------------------------------------------------
2.501%  -    3.000%                 1     $      83,075.59       0.04%        7.125%     579     64.16%       360        355       5
3.501%  -    4.000%                 1           133,139.46       0.06         6.875      712     63.81        360        356       4
4.001%  -    4.500%                33         4,825,697.04       2.34         7.671      681     75.38        360        356       4
4.501%  -    5.000%               175        25,834,245.81      12.53         7.695      664     73.73        360        356       4
5.001%  -    5.500%               199        27,798,968.72      13.49         8.218      640     75.38        360        356       4
5.501%  -    6.000%               271        39,086,884.80      18.96         8.690      616     80.31        360        356       4
6.001%  -    6.500%               217        28,353,455.73      13.76         9.140      596     83.24        360        356       4
6.501%  -    7.000%               177        23,174,210.54      11.24         9.576      579     83.47        360        356       4
7.001%  -    7.500%               208        23,663,174.59      11.48        10.226      581     89.47        360        356       4
7.501%  -    8.000%               126        14,336,110.46       6.96        10.598      557     81.56        360        356       4
8.001%  -    8.500%                57         5,708,885.13       2.77        11.263      541     70.06        360        356       4
8.501%  -    9.000%                74         6,927,233.05       3.36        11.817      535     77.26        360        356       4
9.001%  -    9.500%                57         5,736,127.32       2.78        12.208      541     83.02        360        356       4
9.501%  -   10.000%                 5           457,216.42       0.22        12.304      548     85.00        360        356       4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL        1,601     $ 206,118,424.66     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Gross Margin of the adjustable rate mortgage loans is approximately 6.335%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                           Maximum Interest Rates (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                      Number                       Percent                                 W.A.       W.A.
                                       of          Aggregate      of Loans     W.A.     W.A.     W.A.    Original  Remaining    W.A.
        Range of                     Mortgage       Principal    by Principal  Gross    FICO   Original   Term to    Term to   Loan
  Maximum Interest Rates              Loans         Balance        Balance    Coupon    Score    LTV     Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
12.001%  -  12.500%                       3   $     871,241.17      0.42%      6.493%    730    79.05%      360        357       3
12.501%  -  13.000%                      20       3,601,193.98      1.75       6.832     684    73.74       360        356       4
13.001%  -  13.500%                      67      12,141,531.40      5.89       7.315     672    75.00       360        356       4
13.501%  -  14.000%                     159      25,952,763.76     12.59       7.799     645    76.75       360        356       4
14.001%  -  14.500%                     198      27,320,368.27     13.25       8.328     634    77.43       360        356       4
14.501%  -  15.000%                     249      35,458,815.91     17.20       8.819     607    80.29       360        356       4
15.001%  -  15.500%                     192      24,700,230.95     11.98       9.320     592    81.60       360        356       4
15.501%  -  16.000%                     203      26,651,651.87     12.93       9.798     586    85.26       360        356       4
16.001%  -  16.500%                     145      14,603,214.97      7.08      10.309     579    85.02       360        356       4
16.501%  -  17.000%                     125      13,009,478.35      6.31      10.792     562    82.94       360        356       4
17.001%  -  17.500%                      82       7,752,341.93      3.76      11.309     554    80.37       360        356       4
17.501%  -  18.000%                      74       6,843,559.95      3.32      11.763     535    78.99       360        356       4
18.001%  -  18.500%                      51       4,992,939.79      2.42      12.294     541    78.80       360        356       4
18.501%  -  19.000%                      24       1,619,147.14      0.79      12.768     526    81.45       360        356       4
19.001%  -  19.500%                       8         527,753.57      0.26      13.312     549    85.00       360        355       5
19.501%  -  20.000%                       1          72,191.65      0.04      13.625     586    85.00       360        356       4
-----------------------------------------------------------------------------------------------------------------------------------
                   TOTAL              1,601   $ 206,118,424.66    100.00%
-----------------------------------------------------------------------------------------------------------------------------------


(1) As of the Statistical Cut-Off Date, the weighted average Maximum Interest Rate of the adjustable rate mortgage loans is approximately 15.229%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                           Minimum Interest Rates (1)

------------------------------------------------------------------------------------------------------------------------------------
                                     Number                      Percent                                    W.A.      W.A.
                                       of          Aggregate     of Loans      W.A.      W.A.     W.A.    Original  Remaining   W.A.
                 Range of           Mortgage       Principal   by Principal   Gross      FICO  Original   Term to    Term to    Loan
          Minimum Interest Rates      Loans         Balance      Balance     Coupon      Score    LTV     Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
 6.001%  -   6.500%                     3    $    871,241.17       0.42%      6.493%      730    79.05%      360        357       3
 6.501%  -   7.000%                    20       3,601,193.98       1.75       6.832       684    73.74       360        356       4
 7.001%  -   7.500%                    67      12,141,531.40       5.89       7.315       672    75.00       360        356       4
 7.501%  -   8.000%                   159      25,952,763.76      12.59       7.799       645    76.75       360        356       4
 8.001%  -   8.500%                   198      27,320,368.27      13.25       8.328       634    77.43       360        356       4
 8.501%  -   9.000%                   249      35,458,815.91      17.20       8.819       607    80.29       360        356       4
 9.001%  -   9.500%                   192      24,700,230.95      11.98       9.320       592    81.60       360        356       4
 9.501%  -  10.000%                   203      26,651,651.87      12.93       9.798       586    85.26       360        356       4
10.001%  -  10.500%                   145      14,603,214.97       7.08      10.309       579    85.02       360        356       4
10.501%  -  11.000%                   125      13,009,478.35       6.31      10.792       562    82.94       360        356       4
11.001%  -  11.500%                    82       7,752,341.93       3.76      11.309       554    80.37       360        356       4
11.501%  -  12.000%                    74       6,843,559.95       3.32      11.763       535    78.99       360        356       4
12.001%  -  12.500%                    51       4,992,939.79       2.42      12.294       541    78.80       360        356       4
12.501%  -  13.000%                    24       1,619,147.14       0.79      12.768       526    81.45       360        356       4
13.001%  -  13.500%                     8         527,753.57       0.26      13.312       549    85.00       360        355       5
13.501%  -  14.000%                     1          72,191.65       0.04      13.625       586    85.00       360        356       4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL            1,601    $206,118,424.66     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Minimum Interest Rate of the adjustable rate mortgage loans is approximately 9.229%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                      Statistical Cut-Off Term to Roll (1)

------------------------------------------------------------------------------------------------------------------------------------
                                   Number                       Percent                                 W.A.       W.A.
                                     of          Aggregate     of Loans     W.A.     W.A.     W.A.    Original  Remaining      W.A.
    Range of Statistical          Mortgage       Principal   by Principal  Gross     FICO   Original  Term to    Term to       Loan
Cut-Off Term to Roll (months)      Loans         Balance       Balance     Coupon    Score    LTV     Maturity   Maturity       Age
------------------------------------------------------------------------------------------------------------------------------------
5                                     1    $    215,110.77       0.10%      8.750%    664    90.00%      360        353           7
8                                     2         187,474.65       0.09      10.166     565    93.03       360        356           4
15                                    5       1,064,744.06       0.52       9.472     579    85.29       360        351           9
16                                    3         187,391.06       0.09      10.773     533    71.98       360        352           8
17                                    5         937,922.55       0.46       8.911     621    81.57       360        353           7
18                                   22       2,496,541.05       1.21      10.080     580    81.66       360        354           6
19                                   87      13,203,071.96       6.41       9.429     601    79.65       360        355           5
20                                  793      99,150,003.33      48.10       9.257     604    80.35       360        356           4
21                                  430      57,559,258.83      27.93       9.244     604    80.80       360        357           3
27                                    1          28,644.61       0.01      11.750     523    80.00       360        351           9
30                                    2         204,315.68       0.10       9.382     568    84.34       360        354           6
31                                   20       2,102,761.47       1.02       8.609     609    77.01       360        355           5
32                                  159      20,667,021.98      10.03       8.997     614    79.02       360        356           4
33                                   71       8,114,162.66       3.94       8.891     609    79.25       360        357           3
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL          1,601    $206,118,424.66     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-Off Date, the weighted average Statistical Cut-Off Term to Roll of the adjustable rate mortgage loans is approximately 22 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BOND SUMMARY (to Maturity)
--------------------------------------------------------------------------------

Class A-1
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    5.42          0.68           0.52          0.42          0.36          0.31          0.25
Modified Duration                      4.90          0.66           0.51          0.41          0.35          0.31          0.25
First Principal Payment Date        10/25/2002    10/25/2002     10/25/2002    10/25/2002    10/25/2002    10/25/2002    10/25/2002
Last Principal Payment Date         03/25/2012    11/25/2003     08/25/2003    06/25/2003    04/25/2003    04/25/2003    02/25/2003
Payment Windows (mos.)                  114           14             11             9             7             7             5

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.15         9.18           6.37          4.97          4.41          4.49          4.00
Modified Duration                      18.82         7.93           5.72          4.57          4.10          4.19          3.74
First Principal Payment Date        05/25/2024    01/25/2007     10/25/2005    12/25/2005    03/25/2006    07/25/2006    03/25/2005
Last Principal Payment Date         03/25/2032    04/25/2023     05/25/2017    01/25/2014    07/25/2011    11/25/2009    01/25/2009
Payment Windows (mos.)                  95            196           140            98            65            41            47

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.14         9.06           6.28          4.85          4.17          3.91          3.27
Modified Duration                      18.36         7.77           5.61          4.44          3.87          3.65          3.09
First Principal Payment Date        05/25/2024    01/25/2007     10/25/2005    11/25/2005    12/25/2005    01/25/2006    08/25/2005
Last Principal Payment Date         02/25/2032    07/25/2021     05/25/2016    12/25/2012    09/25/2010    02/25/2009    02/25/2007
Payment Windows (mos.)                  94            175           128            86            58            38            19

Class M-3
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.10         8.79           6.05          4.65          3.95          3.59          2.87
Modified Duration                      16.49         7.25           5.26          4.17          3.60          3.30          2.68
First Principal Payment Date        05/25/2024    01/25/2007     10/25/2005    10/25/2005    10/25/2005    11/25/2005    05/25/2005
Last Principal Payment Date         11/25/2031    07/25/2018     02/25/2014    03/25/2011    05/25/2009    01/25/2008    06/25/2006
Payment Windows (mos.)                  91            139           101            66            44            27            14

Class M-4
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.90         8.10           5.53          4.27          3.61          3.29          2.65
Modified Duration                      15.86         6.72           4.84          3.83          3.30          3.03          2.47
First Principal Payment Date        05/25/2024    01/25/2007     10/25/2005    10/25/2005    10/25/2005    10/25/2005    04/25/2005
Last Principal Payment Date         03/25/2031    05/25/2015     05/25/2011    02/25/2009    10/25/2007    10/25/2006    08/25/2005
Payment Windows (mos.)                  83            101            68            41            25            13             5

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

Class B
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.62         6.36           4.36          3.49          3.15          3.08          2.58
Modified Duration                      11.74         4.99           3.66          3.01          2.76          2.70          2.30
First Principal Payment Date        05/25/2024    01/25/2007     10/25/2005    10/25/2005    10/25/2005    10/25/2005    04/25/2005
Last Principal Payment Date         11/25/2029    11/25/2011     12/25/2008    05/25/2007    05/25/2006    10/25/2005    04/25/2005
Payment Windows (mos.)                  67            59             39            20             8             1             1

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             BOND SUMMARY (to Call)
--------------------------------------------------------------------------------

Class A-1
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    5.42          0.68           0.52          0.42          0.36          0.31          0.25
Modified Duration                      4.90          0.66           0.51          0.41          0.35          0.31          0.25
First Principal Payment Date        10/25/2002    10/25/2002     10/25/2002    10/25/2002    10/25/2002    10/25/2002    10/25/2002
Last Principal Payment Date         03/25/2012    11/25/2003     08/25/2003    06/25/2003    04/25/2003    04/25/2003    02/25/2003
Payment Windows (mos.)                  114           14             11             9             7             7             5

Class A-2 (to Auction Call)
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    2.00          1.93           1.83          1.73          1.62          1.51          1.30
Modified Duration                      1.92          1.85           1.76          1.66          1.56          1.46          1.26
First Principal Payment Date        09/25/2004    11/25/2003     08/25/2003    06/25/2003    04/25/2003    04/25/2003    02/25/2003
Last Principal Payment Date         09/25/2004    09/25/2004     09/25/2004    09/25/2004    09/25/2004    09/25/2004    09/25/2004
Payment Windows (mos.)                   1            11             14            16            18            18            20

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.03         8.49           5.81          4.54          4.09          4.04          2.81
Modified Duration                      18.77         7.46           5.29          4.22          3.83          3.79          2.68
First Principal Payment Date        05/25/2024    01/25/2007     10/25/2005    12/25/2005    03/25/2006    07/25/2006    03/25/2005
Last Principal Payment Date         03/25/2031    05/25/2015     05/25/2011    02/25/2009    10/25/2007    10/25/2006    08/25/2005
Payment Windows (mos.)                  83            101            68            39            20             4             6

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.03         8.49           5.81          4.49          3.90          3.68          2.91
Modified Duration                      18.31         7.39           5.25          4.15          3.64          3.46          2.76
First Principal Payment Date        05/25/2024    01/25/2007     10/25/2005    11/25/2005    12/25/2005    01/25/2006    08/25/2005
Last Principal Payment Date         03/25/2031    05/25/2015     05/25/2011    02/25/2009    10/25/2007    10/25/2006    08/25/2005
Payment Windows (mos.)                  83            101            68            40            23            10             1

Class M-3
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.03         8.49           5.81          4.47          3.81          3.47          2.80
Modified Duration                      16.46         7.06           5.09          4.03          3.49          3.21          2.62
First Principal Payment Date        05/25/2024    01/25/2007     10/25/2005    10/25/2005    10/25/2005    11/25/2005    05/25/2005
Last Principal Payment Date         03/25/2031    05/25/2015     05/25/2011    02/25/2009    10/25/2007    10/25/2006    08/25/2005
Payment Windows (mos.)                  83            101            68            41            25            12             4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

Class M-4
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.90         8.10           5.53          4.27          3.61          3.29          2.65
Modified Duration                      15.86         6.72           4.84          3.83          3.30          3.03          2.47
First Principal Payment Date        05/25/2024    01/25/2007     10/25/2005    10/25/2005    10/25/2005    10/25/2005    04/25/2005
Last Principal Payment Date         03/25/2031    05/25/2015     05/25/2011    02/25/2009    10/25/2007    10/25/2006    08/25/2005
Payment Windows (mos.)                  83            101            68            41            25            13             5

Class B
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                                 0            50             75            100           125           150           200
FIX: PPC                                 0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.62         6.36           4.36          3.49          3.15          3.08          2.58
Modified Duration                      11.74         4.99           3.66          3.01          2.76          2.70          2.30
First Principal Payment Date        05/25/2024    01/25/2007     10/25/2005    10/25/2005    10/25/2005    10/25/2005    04/25/2005
Last Principal Payment Date         11/25/2029    11/25/2011     12/25/2008    05/25/2007    05/25/2006    10/25/2005    04/25/2005
Payment Windows (mos.)                  67            59             39            20             8             1             1

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BOND SUMMARY -- AIO TABLE
--------------------------------------------------------------------------------

Class AIO (to Call)
-----------------------------------------------------------------------------------------------------------------------------------
ARM:                                   0 PPC        100 PPC       125 PPC        150 PPC       61 CPR        62 CPR        64 CPR
FIX:                                   0 PPC        100 PPC       125 PPC        150 PPC       61 CPR        62 CPR        64 CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield at price of 9.92                 4.501         4.501         4.501          4.501         4.501         2.687        -1.265
Yield at price of 9.93                 4.407         4.407         4.407          4.407         4.407         2.592        -1.363
Yield at price of 9.94                 4.312         4.312         4.312          4.312         4.312         2.496        -1.460
Yield at price of 9.95                 4.218         4.218         4.218          4.218         4.218         2.401        -1.557
Yield at price of 9.96                 4.124         4.124         4.124          4.124         4.124         2.306        -1.654
Average life (yrs.)                    2.50          2.50          2.50           2.50          2.50          2.41          2.25
Modified duration @ 9.94               1.02          1.02          1.02           1.02          1.02          1.01          0.99

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2002-WF2                     [Graphic Omitted]
$267,119,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BOND SUMMARY -- NET WAC CAP
--------------------------------------------------------------------------------

--------------------------------------- ----------------------------------------  --------------------------------------
                        (1)     (2)                             (1)      (2)                            (1)      (2)
  Period    Pay Date     Net WAC Cap     Period    Pay Date      Net WAC Cap      Period    Pay Date     Net WAC Cap
--------------------------------------- ----------------------------------------  --------------------------------------
    1       10/25/02    8.12    8.12       27      12/25/04     7.96    10.51       53       2/25/07    8.09    12.10
    2       11/25/02    7.59    7.59       28       1/25/05     7.69    10.15       54       3/25/07    8.96    13.37
    3       12/25/02    7.84    7.84       29       2/25/05     7.67    10.13       55       4/25/07    8.09    12.06
    4        1/25/03    7.58    7.58       30       3/25/05     8.47    11.20       56       5/25/07    8.35    12.44
    5        2/25/03    7.57    7.57       31       4/25/05     8.15    10.61       57       6/25/07    8.08    12.02
    6        3/25/03    8.38    8.38       32       5/25/05     8.42    10.96       58       7/25/07    8.35    12.41
    7        4/25/03    7.56    7.56       33       6/25/05     8.15    11.50       59       8/25/07    8.08    11.99
    8        5/25/03    7.80    7.80       34       7/25/05     8.42    11.87       60       9/25/07    8.07    11.97
    9        6/25/03    7.53    7.54       35       8/25/05     8.14    11.48       61      10/25/07    8.34    12.35
    10       7/25/03    7.77    7.78       36       9/25/05     8.14    11.48       62      11/25/07    8.07    11.94
    11       8/25/03    7.68    7.68       37      10/25/05     8.41    11.85       63      12/25/07    8.33    12.31
    12       9/25/03    7.67    7.67       38      11/25/05     8.13    11.45       64       1/25/08    8.06    11.90
    13      10/25/03    7.91    7.91       39      12/25/05     8.40    12.53       65       2/25/08    8.06    11.88
    14      11/25/03    7.64    7.64       40       1/25/06     8.13    12.11       66       3/25/08    8.61    12.68
    15      12/25/03    7.88    7.88       41       2/25/06     8.13    12.09       67       4/25/08    8.05    11.84
    16       1/25/04    7.61    7.61       42       3/25/06     8.99    13.37       68       5/25/08    8.32    12.22
    17       2/25/04    7.59    7.59       43       4/25/06     8.12    12.06       69       6/25/08    8.05    11.81
    18       3/25/04    8.09    8.14       44       5/25/06     8.39    12.44       70       7/25/08    8.31    12.18
    19       4/25/04    7.55    7.60       45       6/25/06     8.12    12.13       71       8/25/08    8.04    11.77
    20       5/25/04    7.78    7.83       46       7/25/06     8.38    12.52       72       9/25/08    8.04    11.75
    21       6/25/04    7.80    9.69       47       8/25/06     8.11    12.10       73      10/25/08    8.30    12.12
    22       7/25/04    8.05    9.99       48       9/25/06     8.11    12.08       74      11/25/08    8.03    11.71
    23       8/25/04    7.77    9.65       49      10/25/06     8.38    12.47       75      12/25/08    8.30    12.09
    24       9/25/04    7.76    9.64       50      11/25/06     8.10    12.05       76       1/25/09    8.03    11.68
    25      10/25/04    8.00    9.94       51      12/25/06     8.37    12.53       77       2/25/09    8.02    11.66
    26      11/25/04    7.72    9.60       52       1/25/07     8.10    12.11       78       3/25/09    n/a     12.89
--------------------------------------- ----------------------------------------  --------------------------------------

(1) Assumes 1-month LIBOR at 1.82%, 6-month LIBOR at 1.83125% and 1-year CMT at 1.74%.
(2) Assumes 1-month LIBOR at 99.0%, 6-month LIBOR at 99.0% and 1-year CMT at 99.0%.
(3) Assumes Actual/360 day count.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.